SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)		October 26, 2006

BLACKSANDS PETROLEUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction	(Commission File number)	(IRS Employer Identification No.)
of incorporation or organization)

Suite 1250, 645 7th Avenue SW, Calgary, Alberta Canada T2P 4G8

(Address of principal executive offices) (Zip Code)

(403) 870-2220
(Registrant’s Telephone Number, Including Area Code)

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 26, 2006, we notified De Joya Griffith & Company, LLC that we were terminating our relationship with them as our principal independent accountant on that date. The termination of De Joya Griffith & Company, LLC was approved by our board of directors.

De Joya Griffith & Company, LLC had been our principal independent accountant for the fiscal year ended October 31, 2005. The report of De Joya Griffith & Company, LLC on our financial statements for the year ended October 31, 2005 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for the year ended October 31, 2005 and during the subsequent interim period through July 31, 2006, there were no disagreements between us and De Joya Griffith & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused De Joya Griffith & Company, LLC to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit of the fiscal year ended October 31, 2005 and during the subsequent interim period through July 31, 2006, De Joya Griffith & Company, LLC did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•
information had come to their attention that led them to no longer be able to rely on our management’s representations or made them unwilling to be associated with the financial statements prepared by our management;

•	there was a need to expand significantly the scope of their audit;

•
information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

We provided De Joya Griffith & Company, LLC with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in the Current Report. We have not yet received a copy of such a letter from DeJoya Griffith & Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Dated: October 31, 2006	By:	/s/ Darren R. Stevenson
Name: Darren R. Stevenson
Title: President and Chief Executive Officer